T. Rowe Price Institutional International Bond Fund

Supplement to Prospectus dated May 1, 2010

The following information updates the prospectus for the T. Rowe Price Institutional International Bond Fund. These changes become effective on March 1, 2011.

On page 7, the first two sentences of the first paragraph under “Principal Investment Strategies” are deleted and replaced with the following:

Normally, the fund will invest at least 80% of its net assets in foreign bonds and 50% of its net assets in foreign bonds that are rated within the three highest credit categories (i.e., A- or equivalent, or better), as determined by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. If a bond is split-rated (i.e., assigned different ratings by different credit rating agencies), the higher rating will be used. The fund may invest up to 25% of its total assets in bonds that have received a below investment-grade rating from each of the rating agencies that has assigned a rating to the bond (or, if unrated, deemed to be below investment-grade quality by T. Rowe Price), including those in default or with the lowest rating.

The date of this supplement is February 18, 2011.

C101-042  2/18/11